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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) July 31, 2000.


                             THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)


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
  BRITISH COLUMBIA, CANADA              0-18429                   98-0121376
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)
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        4126 NORLAND AVENUE, BURNABY, BRITISH COLUMBIA          V5G 3S8
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         (Address of principal executive offices)              (zip code)


                                  604-299-9321
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              (Registrant's telephone number, including area code)


                                      N/A
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)


                                                      Exhibit Index is on page 3
                                                                     Page 1 of 8


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ITEM 5.   OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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
          Exhibit No.   Description
          -----------   -----------
          Exhibit 99    The Loewen Group Inc. Press Release dated July 31, 2000.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 31, 2000.
                                          THE LOEWEN GROUP INC.

                                          By: /s/ Bradley D. Stam
                                              ----------------------------------
                                          Name:         Bradley D. Stam
                                          Title:    Senior Vice President,
                                                    Legal & Asset Management

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                                 EXHIBIT INDEX

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
                                                                     Sequential
Number   Exhibit                                                     Page Number
------   -------                                                     -----------
  99     The Loewen Group Inc.                                            4
         Press Release dated July 31, 2000
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